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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                                -----------------

Date of Report: March 10, 2000

                      AMERICAN SAFETY INSURANCE GROUP, LTD.
             (Exact name of Registrant as specified in its charter)


        Bermuda                   1-14795                Not applicable
(State of incorporation      (Commission File           (I.R.S. Employer
    or organization)              Number)              Identification No.)

  44 Church Street                                     (441) 296-8560
  P.O. Box HM 2064                                 (Registrant's telephone
Hamilton, HM HX Bermuda                                      number)
 (Address of principal
   executive offices)





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Item 5.  Other Events.

     Registrant plans to complete the development of the Harbour Village Golf and Yacht Club consisting of 786 residential condominium units, a marina containing 142 boat slips, a par three golf course and beach club on a 172 acre site located in Ponce Inlet, Florida (the "Property"). The Property was acquired by Registrant in April 1999 through a foreclosure, and has been under development through Registrant's subsidiary, Ponce Lighthouse Properties, Inc. The Property had been previously marketed for sale.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized, on March 16, 2000.

                                       American Safety Insurance Group, Ltd.


                                       By:______________________________________
                                             Lloyd A. Fox, President


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